                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SEA PINES ASSOCIATES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                FEBRUARY 19, 2001


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 19, 2001


         TO THE SHAREHOLDERS OF SEA PINES ASSOCIATES, INC.:

         The 2001 Annual Meeting of Shareholders of Sea Pines Associates, Inc. (the "Company") will be held at the HARBOUR TOWN CONFERENCE CENTER, 11 Lighthouse Lane, Hilton Head Island, South Carolina, on Monday, March 19, 2001, at 3:00 p.m., local time, for the following purposes:

         1.       To elect six directors;

         2. To vote upon a proposal to ratify the Sea Pines Associates, Inc. Deferred Issuance Stock Plan;

         3. To vote on the shareholder proposal described in the accompanying proxy statement; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on January 29, 2001, as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         A copy of the Company's 2000 Annual Report to Shareholders is enclosed.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW OR MANY SHARES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                    By order of the Board of Directors,



                                    /s/ Angus Cotton
                                    ----------------
                                    Angus Cotton
                                    Secretary

                           SEA PINES ASSOCIATES, INC.

                                 P. O. BOX 7000
                    Hilton Head Island, South Carolina 29938

                                   ----------

                                 PROXY STATEMENT

                                   ----------


         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 19, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sea Pines Associates, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 3:00 P.M. LOCAL TIME, ON MONDAY, MARCH 19, 2001, AT THE HARBOUR TOWN CONFERENCE CENTER, 11 LIGHTHOUSE LANE, HILTON HEAD ISLAND, SOUTH CAROLINA, and at any adjournments of such meeting, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about February 19, 2001.

                          USE AND REVOCATION OF PROXIES

When proxies are properly executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are noted, they will be voted FOR all of the director nominees noted herein, FOR ratification of the Sea Pines Associates, Inc. Deferred Issuance Stock Plan and AGAINST the shareholder proposal described herein. Execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder may revoke a proxy at any time before it is exercised by written notification to the Company sent to the attention of the Company's Secretary at Post Office Box 7000, Hilton Head Island, South Carolina 29938, and received prior to the Annual Meeting date, or by attending the Annual Meeting and indicating that the proxy is revoked or by appointment of a substitute proxy.

                                  SOLICITATION

The accompanying proxy is solicited by and on behalf of the Board of Directors. The expense of solicitation will be borne by the Company. In addition, the directors, officers and employees of the Company and its subsidiaries may solicit proxies, personally or by telephone, but at no additional salary or compensation.

                          OUTSTANDING VOTING SECURITIES

The Board of Directors has set the close of business on January 29, 2001, as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Company's voting common stock, no par value (the "Common Stock"), is the only class of securities of the Company entitled to be voted at the Annual Meeting. As of the Record Date, 3,545,400 shares of Common Stock were outstanding, of which 3,296,480 shares were entitled to vote at the Annual Meeting. Each such share is entitled to one vote on each matter presented for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have the same effect as a vote to withhold authority in the election of directors and the same effect as a no vote with respect to any other matter coming before the Annual Meeting.

                                     ITEM 1

                              ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting. The Company's Articles of Incorporation provide for its Board of Directors to be divided into three classes. The Board of Directors may, from time to time, by majority vote, increase or decrease the total number of directors on the Board to any number between nine and 18. The number of directors is currently set at 15.

Five directorships will expire at the Annual Meeting. In addition, Mr. Flynn, whose current term extends until March 2002, has elected to retire from the board one year early. Mr. Gray, whose current term expires this year, has indicated he is unable to serve another three year term, but that he is willing to serve out the remaining year of Mr. Flynn's term. Accordingly, Mr. Gray has been nominated for a one year term, while the other director candidates have been nominated for the normal three year terms.

The six nominees listed below have been nominated by the Nominating Committee of the Board of Directors. In accordance with the Company's Articles of Incorporation, the affirmative vote of a majority of the shares of Common Stock entitled to vote for the election of directors is required to elect each director of the Company.

A shareholder executing the enclosed proxy card may vote for any or all of the nominees or may withhold such shareholder's vote from any or all nominees. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. Although it is not contemplated that any nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy card shall have authority to vote for the election of other persons in accordance with their best judgment if one or more nominees should become unable to serve.

Set forth below is certain biographical information regarding the six nominees as of January 29, 2001.


NOMINEE FOR TERM TO EXPIRE IN 2002
----------------------------------

NAME, AGE AND ADDRESS                           BIOGRAPHICAL INFORMATION
---------------------                           ------------------------

James L. Gray (65)                  Mr. Gray has served as a director since
55 N. Calibogue Cay Road            1995. He retired in 1999 as Chairman and CEO
Hilton Head Island, SC  29928       of Primestar Partners, LP, a national
                                    distributor of satellite delivered
                                    television services to residences, a
                                    position he held since 1995. Previously, Mr.
                                    Gray served as Vice Chairman of Time Warner
                                    Cable. During his 20-year career in cable television, he also served as a Director of Turner Broadcasting System and the Cable
                                    Satellite Public Affairs Network, C-SPAN.

NOMINEES FOR TERMS TO EXPIRE IN 2004
----------------------------------

NAME, AGE AND ADDRESS                           BIOGRAPHICAL INFORMATION
---------------------                           ------------------------

P. R. Easterlin, Jr. (59)           Mr. Easterlin has served as a director since
350 2nd Street North No. 12         1989. He has been President of Florida
St. Petersburg, FL  33701           Properties of Amelia, Inc., a property
                                    management and real estate development
                                    company, since 1983. He was one of the
                                    founding directors of Atlantic Savings Bank and served on the Board of Trustees of Hilton Head Preparatory School for six years.

John G. McGarty (63)                Mr. McGarty has served as a director since
2 Mockingbird Lane                  1992. He was President and Owner of
Hilton Head Island, SC  29928       Charleston Valve and Fitting Company, a
                                    distributor of industrial products, retiring in 1989 after 27 years. Mr. McGarty is a licensed real estate agent with Sea Pines
                                    Real Estate Company, Inc., a subsidiary of the Company. He formerly served on the Board of Regents of Georgetown University. He presently serves on the Community Services
                                    Associates, Inc. ("CSA") Board of Directors.

Marc Puntereri (49)                 Mr. Puntereri has been a Managing Member of
26 Plantation Drive                 The Cypress Group, LLC, an owner, operator
Hilton Head Island, SC  29928       and developer of senior living communities,
                                    since 1990. Previously, he served as
                                    president of First Southern Properties,
                                    Inc., and as a consultant to the Sea Pines
                                    Company, Inc. His community service has
                                    included board and/or committee involvement for Hilton Head Hospital, Hilton Head Health
                                    Services, Inc., Hilton Head Medical
                                    Associates, Inc., CSA, Sea Pines Montessori
                                    School, Hilton Head Preparatory School, St.
                                    Luke's Episcopal Church Vestry, the
                                    Episcopal Diocese of South Carolina, United
                                    Way, Chamber Business/Education Partnership and the Deep Well Project.

Kathleen B. Speer (40)              Mrs. Speer has been a Sea Pines Property
26 Sandhill Crane                   Owner since 1995. She retired as a partner
Hilton Head Island, SC  29928       of Hewitt Associates, L.L.C., a human
                                    resource management consulting firm after 11 years with the firm. Mrs. Speer currently serves on the Board of the Association of Sea Pines Plantation Property Owners
                                    (ASPPPO), chairs the ASPPPO communications committee, and is a member of the CSA Human
                                    Resources Committee and Strategic Planning
                                    Committee. She is also a member of the Board of Directors of the Self Family Arts Center and a vestry member of Saint Luke's
                                    Episcopal Church.

Joseph F. Vercellotti (71)          Mr. Vercellotti has served as a director
18 Old Military Road                since 1995. He retired in 1987 after a 35
Hilton Head Island, SC  29928       year general management, strategic planning
                                    and marketing career with General Electric
                                    Company, to pursue interests in management consulting, primarily with high-tech, start up firms. He presently serves on the CSA
                                    Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

Set forth below is certain biographical information as of January 29, 2001 concerning the directors whose terms extend beyond the Annual Meeting.

DIRECTORS WHOSE TERMS EXPIRE IN 2002
------------------------------------

NAME, AGE AND ADDRESS                           BIOGRAPHICAL INFORMATION
---------------------                           ------------------------

Ralph L. Dupps, Jr. (55)            Mr. Dupps has served as a director since
30 East Beach Lagoon Road           1995. He has been President of Dupps and
Hilton Head Island, SC  29928       Company and a partner in NWI, a real estate
                                    development company, since 1981. He is
                                    currently Chairman of the Board of Directors of Atlantic Savings Bank, a subsidiary of Wachovia Bank, N.A., a director of Connor &
                                    Associates, Inc., a member of the Wachovia
                                    Bank of South Carolina Advisory Board, a member of the Hilton Head Museum Board of Directors and a CSA Board member. Mr. Dupps is also Chairman of the Town of Hilton Head
                                    Island Housing Commission.

John A. Norlander (70)              Mr. Norlander has served as a director since
72 N. Calibogue Cay Road            2000. He has been a Sea Pines property owner
Hilton Head Island, SC  29928       since his retirement in 1997. He was an
                                    executive with Hilton Hotels for 20 years working in sales and marketing and as general manager of two major convention hotels. He then joined Radisson Hotels as EVP/COO and was subsequently promoted to President and CEO of Radisson. Mr.
                                    Norlander's last position was President/CEO of Carlson Hospitality Worldwide which included, in addition to Radisson and Radisson Seven Seas, the TGI Friday's restaurant chain and Country Inns by Carlson, a chain of 100 hotels.

Perry M. Parrott, Jr. (55)          Mr. Parrott has served as a director since
23 N. Calibogue Cay Road            2000. He has been President of University
Hilton Head Island, SC  29928       Housing Group, a developer of private,
                                    market rate housing for college students since 1997. Previously, he was a founder and Director of Gables Residential Trust, a publicly traded real estate investment trust. Prior to Gables, Mr. Parrott was a partner and a member of the management board of Trammell Crow Residential Company, a large privately owned real estate company.
                                    He is a member of the Urban Land Institute and the CSA Maintenance Committee and serves on the Board of Directors of Volunteers in Medicine.

Arthur P. Sundry (71)               Mr. Sundry has served as a director since
35 South Beach Lane                 1993. He retired in 1990 as President and
Hilton Head Island, SC  29928       General Manager of the Communications
                                    Sector, Motorola, Inc. During his 34 years with Motorola, he served in various management and executive positions.

DIRECTORS WHOSE TERMS EXPIRE IN 2003
------------------------------------

NAME, AGE AND ADDRESS                           BIOGRAPHICAL INFORMATION
---------------------                           ------------------------
Paul B. Barringer, II (70)          Mr. Barringer has served as a director since
14 South Calibogue Cay              1997. He has been Chairman and CEO of
Hilton Head Island, SC 29928        Coastal Lumber Company headquartered in
                                    Weldon, North Carolina, since 1959. He is a director of BB&T Financial Corp. and BB&T
                                    Bank. He currently serves on the board of several educational institutions and is an active board member of various civic and industry associations.

Norman P. Harberger (71)            Mr. Harberger has served as a director since
22 Oyster Landing Road              1993 and as Chairman of the Company since
Hilton Head Island, SC  29928       1999. He has been President and Owner of
                                    Harberger & Associates, Inc., management consultants, since 1986. He was previously an executive of Rohm and Haas Company, retiring as that firm's Administrative Vice
                                    President in 1986.

Michael E. Lawrence  (56)           Mr. Lawrence has served as a director since
46 Baynard Park Road                1994 and as Chief Executive Officer of the
Hilton Head Island, SC  29928       Company since 1995. He has served as
                                    President of Sea Pines Company, Inc. since
                                    November 1994 and was its Vice President and Chief Financial Officer from February 1991 to November 1994 and its Controller from February 1990 to February 1991. He currently serves on the Board of Directors of Jameson
                                    Inns, Inc. and the Personnel and
                                    Compensation Committee of such Board, and the Board of Directors of Atlantic Savings
                                    Bank, a subsidiary of Wachovia Bank, N.A.
                                    Formerly, he was a partner in the Management
                                    Consulting Division of Ernst & Young LLP.

Thomas C. Morton (59)               Mr. Morton has served as a director since
20 Harleston Green                  1991. He is a certified public accountant
Hilton Head Island, SC  29928       who has owned and operated tax and
                                    accounting practices in Michigan and South
                                    Carolina since 1974. Prior to that he spent
                                    10 years in the audit and tax departments of the international accounting firm of
                                    Deloitte & Touche.

Robert W. Siler, Jr. (72)           Mr. Siler has served as a director since
414 Baynard Cove Club               1997. He retired in 1993 as Chairman/CEO of
Hilton Head Island, SC  29928       Hammer, Siler, George Associates, an
                                    international economic and development
                                    consulting firm based in Silver Spring,
                                    Maryland. He is a partner in Elgin Land
                                    Company, II, Ltd., a Texas investment firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met seven times during fiscal year 2000. No director attended fewer than 75 percent of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which such director served.

Pursuant to the By-Laws of the Company, the Board of Directors has established standing Audit, Finance, Nominating and Personnel and Compensation Committees, each of which held meetings during fiscal year 2000.

The Audit Committee, composed of Messrs. Barringer, Gray, Morton, Parrott, Siler and Sundry, met three times during fiscal year 2000. The committee makes recommendations regarding the independent auditors for the Company, considers the adequacy of internal accounting controls and performs the other functions described under "Report of the Audit Committee."

The Finance Committee, composed of Messrs. Barringer, Gray, Lawrence, McGarty, Morton, Parrott, Siler and Sundry, met seven times during fiscal year 2000. The committee reviews and makes recommendations regarding matters concerning the financial condition of the Company, provides advice to the Company's management on financial matters and undertakes other activities related to the fiscal affairs of the Company.

The Nominating Committee, composed of Messrs. Cotton, Dupps, Flynn, Gray, Morton, Sundry and Vercellotti, designates on behalf of the Board of Directors, candidates for the directors to be elected at the Annual Meeting of shareholders. The Nominating Committee met six times during fiscal year 2000. The Nominating Committee will consider nominating a director candidate recommended by a shareholder if the shareholder submits the recommendation to the Nominating Committee.

         (Note concerning shareholder nominations: Shareholders may also nominate candidates for election to the Board by complying with the nomination requirements of the Company's By-Laws. The Company's By-Laws provide that a shareholder must give the Company written notice in order to propose business or make a nomination for director at a shareholder meeting. For the 2002 Annual Meeting, such notice must be received between October 22, 2001 and November 21, 2001. Shareholders wishing to submit a nomination or proposal should review the By-Law requirements on nominations and proposals by shareholders and should communicate with the Secretary, Sea Pines Associates, Inc., 32 Greenwood Drive, Post Office Box 7000, Hilton Head Island, South Carolina 29938 for further information.)

The Personnel and Compensation Committee, composed of Messrs. Cotton, Flynn, Gray, Harberger, Norlander and Vercellotti, met seven times during fiscal year 2000. The committee considers and oversees the development of programs to attract and appropriately compensate employees to promote the economic success of both the employee and the Company, including its subsidiaries.

                            COMPENSATION OF DIRECTORS

During fiscal year 2000, all directors of the Company, who were not also salaried employees of the Company or its subsidiaries, were paid $100 for each Board of Directors meeting attended and $300 per quarter for serving as a director. Directors who were members of any of the standing committees of the Board of Directors and who were not also salaried employees of the Company or its subsidiaries were paid $50 for each committee meeting attended, up to a maximum $600 per year. Additionally, all directors of the Company received discounts at various facilities owned by the Company for golf fees, restaurant purchases and retail purchases and were provided complimentary tickets to events sponsored by the Company.

                              CERTAIN TRANSACTIONS

Mr. McGarty is a licensed real estate agent with Sea Pines Real Estate Company, Inc., a subsidiary of the Company. Total commissions paid to Mr. McGarty during fiscal year 2000 were $130,601.

Mr. Lawrence's wife is a licensed real estate agent with Sea Pines Real Estate Company, Inc., a subsidiary of the Company. Total commissions paid to Mrs. Lawrence during fiscal year 2000 were $73,593.

                   STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of February 2, 2001 for (a) each of the Company's directors, director nominees and executive officers and
(b) all directors and executive officers of the Company as a group.

    NAME OF OWNER                NUMBER OF SHARES (1)    PERCENT OF COMMON CLASS
    -------------                --------------------    -----------------------
                                 COMMON    PREFERRED
                                 ------    ---------

    Paul B. Barringer, II (2)   316,000        --                   8.91%
    Angus Cotton (3)             14,000        --                     *
    Ralph L. Dupps, Jr. (4)      62,000        --                   1.75%
    P.R. Easterlin, Jr.           6,000        --                     *
    Charles W. Flynn             24,000        --                     *
    James L. Gray                10,000        --                     *
    Norman P. Harberger (5)      26,000        --                     *
    Michael E. Lawrence (6)      14,000        --                     *
    John G. McGarty              26,000        --                     *
    Thomas C. Morton (7)         24,000        --                     *
    John A. Norlander             2,000        --                     *
    Perry M. Parrott, Jr.         8,000        --                     *
    Marc Puntereri                2,000        --                     *
    Robert W. Siler, Jr.         14,000        --                     *
    Kathleen B. Speer (9)       117,750      1,500*                 3.32%
    Arthur P. Sundry (8)         12,000        --                     *
    Joseph F. Vercellotti         6,000        --                     *
    All current directors and
    executive officers as a
    group (15 persons)          564,000        --                  15.91%

*Represents less than 1% of the class

(1) Shares of Common Stock reflected in the table as owned by Messrs. Easterlin, Gray, McGarty and Puntereri are owned by each of them directly. Unless otherwise indicated, shares reflected in the table as owned by each of the other shareholders are owned jointly with such shareholder's spouse.

(2) Based on information supplied to the Company by Mr. Barringer, all of the shares are owned by a limited partnership, the general partner of which is a limited liability company controlled by Mr. Barringer and his wife.

o        Shares are held for the benefit of the Angus Cotton Trust.

(4) Includes 4,000 shares held directly by Mr. Dupps and 58,000 shares held jointly with his spouse.

o Includes 18,000 shares held by Mr. Harberger directly and 8,000 shares held jointly with his spouse.

(6) Includes 12,000 shares held by Mr. Lawrence directly and 2,000 shares directly held by his spouse.

(7) Includes 8,000 shares held by Mr. Morton directly, 8,000 shares held jointly with his spouse and 8,000 shares directly held by his spouse.

(8)      Shares are held for the benefit of the Arthur P. Sundry Trust.

(9)      Shares are held directly by Mrs. Speer's spouse.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee is independent within the definition in Rule 4200 of the National Association of Securities Dealers' listing standards except Mr. Morton, who is not considered independent under the definition because he is an officer of the Company. The Audit Committee Charter, adopted by the Board of Directors, is attached in Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and letter received by the committee as required by the Independence Standards Board.

The committee discussed with the independent auditors the overall scope and plans for its audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2000 for the filing with the Securities and Exchange Commission.

Thomas C. Morton, Audit Committee Chair
Paul B. Barringer, II
James L. Gray
Perry M. Parrott, Jr.
Robert W. Siler, Jr.
Arthur P. Sundry

               REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

COMPENSATION COMMITTEE

The Personnel and Compensation Committee of the Board of Directors recommends to the full Board all policies under which compensation is paid or awarded to the Company's executive officers. No Director who is employed by the Company serves on the Personnel and Compensation Committee.

COMPENSATION OBJECTIVES AND STRUCTURE

The Company's objective is to provide total compensation opportunity sufficient to attract and retain highly capable executives and key managers for the Company and its subsidiaries. Each year the Personnel and Compensation Committee reviews the Company's executive compensation practices and guidelines and recommends any changes needed to achieve this objective.

The Chairman, Vice Chairman, Secretary and Treasurer of the Company are not salaried employees. These non-employee officers receive only the compensation applicable to other non-employee directors. The Chief Executive Officer and other key managers of the Company and its subsidiaries are salaried employees. Their compensation consists of salary and the opportunity for a bonus. Currently, there is no stock option plan or any other form of long-term incentive compensation; however, at the Annual Meeting, shareholders will be asked to consider and vote upon a proposal to ratify the Sea Pines Associates, Inc. Deferred Issuance Stock Plan. The proposed plan is described at Item 2 beginning on page 16 of this proxy statement.

EXECUTIVE SALARIES

Salary ranges for executive positions are intended to be substantially equivalent to those found in positions of similar responsibility level and type in related business sectors. These salary ranges were increased three percent in January 2000 to maintain the Company's competitive position. Individual salary increases were granted where appropriate, based on competitive salary levels and individual performance.

MANAGEMENT BONUSES

Fourteen executives and senior managers participated in the Management Bonus Plan in fiscal year 2000. This plan assures that part of the compensation opportunity of these executives depends directly on business results. Financial results for fiscal year 2000 produced no bonus payouts for fiscal year 2000.

SPECIFIC COMMENTS ON COMPENSATION OF CHIEF EXECUTIVE OFFICER

Mr. Lawrence's salary was increased to $180,000 in January 2000, based on the Board's subjective assessments of his performance and of competitive salary levels. Surveys indicate that this figure is somewhat lower than the market average for CEOs in firms of similar size and type. Mr. Lawrence, like other executives, did not receive a bonus for fiscal year 2000.

Joseph F. Vercellotti, Personnel and Compensation Committee Chair
Angus Cotton
Charles W. Flynn
James L. Gray
Norman P. Harberger
John A. Norlander

                               EXECUTIVE OFFICERS

The following table lists the executive officers of the Company as of the date hereof and the capacities in which they serve. Officers of the Company serve at the discretion of the Board of Directors. Additional information concerning each of the executive officers can be found under "Item 1-Election of Directors."

Name of Individual      Capacity                  Age         Years as Executive
------------------      --------                  ---               Officer
                                                              ------------------
Norman P. Harberger     Chairman                   71                  5
James L. Gray           Vice Chairman              65                  2
Michael E. Lawrence     Chief Executive Officer    56                  5
Thomas C. Morton        Treasurer                  59                  9

            OWNERSHIP OF VOTING SECURITIES IN EXCESS OF FIVE PERCENT
                              BY BENEFICIAL OWNERS

The following table sets forth information as to the beneficial ownership of the Company's Common Stock by each person or group known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock as of February 7, 2001.

Name and Address of
Beneficial Owner                     Number of Shares           Percent of Class
-------------------                  ----------------           ----------------

The Riverstone Group, LLC
901 East Cary St., Suite 1500
Richmond, VA  23219                     958,000 (1)                   27.02%

Paul B. Barringer, II
14 South Calibogue Cay
Hilton Head Island, SC  29928           316,000 (2)                    8.91%

(1) Based on information supplied to the Company on behalf of The Riverstone Group, LLC, all of the shares are held by a limited liability company. The Company believes that this limited liability company has sole investment power with respect to all of such shares and sole voting power with respect to 709,080 of such shares. The Company further believes that the remaining shares are control shares acquired in a control share acquisition pursuant to the South Carolina Control Share Acquisition Act and, consequently, will have no voting rights until and unless such rights are approved by the disinterested shareholders of the Company. The Riverstone Group, LLC has questioned the applicability of the South Carolina Control Share Acquisition Act and the parties have agreed to binding arbitration regarding this matter.

(2) Based on information supplied to the Company by Mr. Barringer, all of the shares are owned by a limited partnership, the general partner of which is a limited liability company controlled by Mr. Barringer and his wife. Mr. Barringer is a director of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, officers and certain shareholders of the Company file reports of holdings and transactions in the Company's Common Stock and Preferred Stock with the Securities and Exchange Commission. Based solely on the Company's review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that all Securities and Exchange Commission filing requirements applicable to its directors and officers with respect to the Company's fiscal year ended October 31, 2000 were complied with; however, the Company has not received any reports for the fiscal year ended October 31, 2000 from the limited liability company described in footnote (1) of the table under "Ownership of Voting Securities in Excess of Five Percent by Beneficial Owners."

                             EXECUTIVE COMPENSATION

Except for Mr. Lawrence, none of the officers of the Company receives any cash or non-cash compensation for services rendered in such capacity. The Company's operations are conducted exclusively through its wholly-owned subsidiaries. The following table summarizes the compensation earned by Mr. Lawrence for services performed during fiscal years 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL                    ANNUAL COMPENSATION          ALL OTHER
     POSITION              YEAR    SALARY  (1)   BONUS  (2)     COMPENSATION (3)
------------------         ----    -----------   ----------     ----------------

Michael E. Lawrence        2000     $184,273       $     0          $4,560
President, Sea Pines       1999     $172,000       $75,700          $5,757
Company, Inc. and          1998     $165,332       $86,000          $2,456
Sea Pines Real Estate
Company, Inc.

(1) Salary includes amounts deferred at the election of the named officer pursuant to the Company's 401(k) plan.

(2) Bonus includes amounts earned by the named officer in the year indicated, but paid in the following fiscal year.

(3) All other compensation consists of amounts contributed by the Company to the 401(k) plan account of the named officer.

The remuneration described in the previous table does not include the cost to Sea Pines Company, Inc. of certain employee benefits furnished to Mr. Lawrence in connection with the conduct of the business of Sea Pines Company, Inc. The amount of such employee benefits accrued for Mr. Lawrence in each of fiscal years 2000, 1999 and 1998 did not exceed 10% of the total of his respective annual salary and bonus reported above for such year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Vercellotti, Cotton, Flynn, Gray, Harberger and Norlander were members of the Personnel and Compensation Committee during fiscal year 2000. Mr. Harberger is the Chairman of the Board of the Company, Mr. Gray, the Vice Chairman and Mr. Cotton, the Secretary. Mr. Flynn is a former officer of the Company.

                               SHAREHOLDER RETURN

Item 402 under Regulation S-K promulgated by the Securities and Exchange Commission calls for disclosure of a five year graph comparison of the Company's cumulative total shareholder returns on its Common Stock with both the cumulative total return on selected published market indices and the cumulative total return on selected industry or line-of-business indices over the same period.

The known trading in the outstanding securities of the Company remains very limited. Consequently, the Company does not have a reliable indicator of Common Stock share value. Because information required for the calculation of the referenced comparisons is not available to the Company, and based on the fact that the Company has not paid any dividends on its Common Stock since the Company's incorporation, the Company believes that presentation of the referenced comparisons would not be meaningful.

                                     ITEM 2

                          DEFERRED ISSUANCE STOCK PLAN

In October 2000, the Board of Directors adopted the Sea Pines Associates, Inc. Deferred Issuance Stock Plan (the "Plan"). If ratified by the shareholders, the first awards under the Plan will be issued in May 2001.

The following questions and answers describe the reasons for the Plan, its features and its consequences. The official Plan document is available on request, please call the Office of the Secretary at (843) 842-1824 to request a copy.

WHY CREATE A LONG TERM COMPENSATION PLAN?

Long term compensation, usually stock based, has become an increasingly important part of the compensation package for executives and senior managers in all types of companies. The Company's lack of this type of compensation has caused the total compensation opportunity of the Company's executives to fall short compared to executives in similar positions in other companies of similar kind and size. The Company also lacks the retention incentives and the stock price improvement incentives these plans provide.

WHY HASN'T THE COMPANY ADOPTED A LONG-TERM COMPENSATION PLAN BEFORE NOW?

The Board of Directors avoided stock-based compensation until now because of the Company's unusual capital structure prior to the share exchange. The new capital structure allows the Common Stock to trade on its own, which clears the way for using stock-based pay. It is important, however, that equity dilution be carefully controlled.

WHAT TYPE OF PLAN IS RECOMMENDED:

The Board of Directors concluded that deferred issuance stock is the most appropriate way to achieve the Company's intended compensation objectives without creating an unacceptable amount of equity dilution.

WHO WILL ADMINISTER THE PLAN?

The Plan will be administered by a committee composed of all non-employee directors. The committee will determine who will participate in the Plan; determine the Awards to be granted; determine the terms and conditions of Awards; interpret the Plan; adopt rules and regulations for the Plan's administration; and make all other determinations necessary or advisable for the administration of the Plan.

WHO WILL PARTICIPATE IN THE PLAN?

The Plan is intended for key managers and executives who would typically be eligible for long-term compensation if employed elsewhere in a comparable position. Approximately 15 employees of the Company and its subsidiaries initially will be eligible.

HOW MANY SHARES WILL THE PLAN REQUIRE?

The number of shares of Common Stock subject to the Plan will be 180,000. This is approximately five percent of the common shares currently outstanding. The Board has determined that the maximum number of shares awarded in any year may not exceed one percent of the then outstanding shares. It is intended that authorized but unissued shares will be used for the Plan.

WHAT ARE THE FEATURES OF THE AWARDS UNDER THE PLAN?

An Award under the Plan is a conditional promise to issue to a participant a specified number of shares ("Deferred Shares") at a specified future date. Under the Plan, the future date is normally the fifth anniversary of the Award. Certain events will cause an Award to be distributed sooner. Specifically, Awards will be distributed immediately if there is a "Change in Control" of the Company, if the Plan terminates or if a participant's employment terminates because of death, disability, retirement or resignation for "Good Reason." Awards are forfeited if a participant voluntarily resigns for reasons other than "Good Reason" or if employment is terminated for "Cause."

Prior to the grant of any Award, a participant may elect to have the payment of Deferred Shares delayed until termination of employment and may elect to receive such payment in a specified number of annual installments.

In the event of stock splits, stock consolidations or stock dividends the Deferred Shares will be affected like other common shares, as will shares remaining in the pool of shares authorized for the Plan.

HOW CAN THE PLAN BE AMENDED?

The Committee may amend, modify or terminate the Plan, but these actions may not increase the shares approved for the Plan, and may not adversely affect Awards already granted under the Plan without the written consent of the participant.

CAN AWARDS BE TRANSFERRED?

Until the stock covered by an Award is actually issued, the shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated other than by will or the laws of descent and distribution.

WHAT IS THE DURATION OF THE PLAN?

The Plan will remain in effect until all shares subject to it shall have been paid out according to the Plan's provisions, unless the Committee terminates it earlier.

WHAT ARE THE POTENTIAL PLAN BENEFITS?

The Board has established award standards for Plan participants ranging from 5 percent to 15 percent of salary depending on their responsibilities. The sum of initial standards for the 15 participants is less than $125,000. The number of shares required to meet the stock award standards, based on recent bulletin board offering prices, is less than one percent of the outstanding common shares. If, in any year, the stock award standards would lead to the awarding of a number of shares exceeding one percent of the then outstanding common shares, all awards will be reduced on a pro rata basis to stay within the maximum of one percent.

WHAT ARE THE EARNINGS EFFECTS OF THE PLAN?

Earnings charges associated with Deferred Shares are based on the value of shares of Common Stock at the time of the Award. That initial value is expensed over the period of the deferral. If an Award is forfeited, any earlier accruals for that Award are reversed. Appreciation in value during the deferral is not an expense for accounting purposes. The appreciated value, however, is treated for income tax purposes as a deductible compensation expense when Deferred Shares become taxable income to a participant. This treatment means that the Plan actually creates cash savings from the tax deduction even though it creates no cash expense.

WHAT WILL THE PLAN ACCOMPLISH?

The Plan will substantially close the competitive compensation gap referred to earlier. When the Plan has been in effect for several years, the cumulative value of unvested Awards will represent a significant retention incentive and a significant incentive to increase stock value, while also providing an important long-term savings opportunity for executives.

THE PLAN WILL BE RATIFIED IF A MAJORITY OF THE SHARES ENTITLED TO VOTE ON THE PLAN VOTE FOR APPROVAL THEREOF. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.

                                     ITEM 3

                              SHAREHOLDER PROPOSAL

One shareholder has asked the Company to present the following proposal at the Annual Meeting:

WHEREAS, a positive relationship between the Company and the Sea Pines residential community is important to the Company's success, and is therefore of concern to all shareholders, and

WHEREAS, the Company has held or permitted to be held two outdoor concerts at the Company's tennis stadium during August and September, 2000; and

WHEREAS, many Sea Pines residents consider the staging of concerts at the tennis stadium to be disruptive and damaging to the character of the Sea Pines community, and a significant annoyance to those who live nearby; and

WHEREAS, the Company's policies and practices in this connection are legitimate shareholder concerns because they deal with concerns about the Company's social responsibility and accordingly present a significant social policy issue;

NOW, THEREFORE, BE IT RESOLVED, that the shareholders request the Board of Directors to direct management to refrain from participating in or permitting such concerts in the future.

SUPPORTING STATEMENT

Sea Pines is a pleasant, primarily residential, community of which the Company is a part. Since the Company was formed following a disruptive period in the history of Sea Pines many of the residents have been encouraged, as an expression of community support, to purchase stock in the Company to broaden ownership and make it more difficult for irresponsible outsiders to take over, and to maintain the discreet environment which the residents enjoy.

With respect to the concerns about the Company's social responsibility, many residents regard the concerts as annoying and undesirable. Nearby residents find them too loud, and worry that future concerts may be still louder. Alcoholic beverages are sold and some drinking and dancing occurs in the stands. This raises concerns about the potential for injuries and unsafe driving afterwards. Some who have attended the concerts have reacted favorably, but for the most part they do not live near the nuisance. The Company would clearly enhance its reputation as a socially responsible neighbor by not permitting such concerts.

Also, the concerts are a new activity for the Company and are not financially significant. Consequently, the Company risks the annoyance of residents for no significant financial gain, if any, thus making this solely a significant social policy issue.

COMPANY RESPONSE TO THE SHAREHOLDER PROPOSAL

The accompanying shareholder proposal asks the Board of Directors to forbid the use of the tennis stadium at the Sea Pines Racquet Club for outdoor concerts. The Company is not responsible for the contents of the shareholder proposal or the supporting statement. THE BOARD RECOMMENDS THAT THIS PROPOSAL BE REJECTED.

The Company has adopted strict policies to assure that any concerts at the tennis stadium are consistent with Sea Pines' character and reputation, and that adverse impact on the immediate neighborhood is minimized. The policies specify that there may be no more than five concerts in a year. Performances must qualify as family entertainment. Concerts must conclude by 10:00 p.m. Noise levels must be thoroughly monitored for compliance with the town's strict ordinances. Finally, no additional stands may be installed to increase concert seating capacity.

The Board of Directors believes that these Company policies effectively eliminate the risks referred to in the proposal, and that complete prohibition of concerts at the tennis stadium would not serve the interests of shareholders or of the Sea Pines community. FOR THESE REASONS, THE BOARD OF DIRECTORS BELIEVES THE PROPOSAL IS NOT WARRANTED AND RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

The Company will provide the name and address of the shareholder that submitted the proposal along with the number of shares of the Company's Common Stock held by the shareholder promptly upon receiving an oral or written request. Requests for this information should be directed to the Office of the Secretary, Sea Pines Associates, Inc., Post Office Box 7000, Hilton Head Island, South Carolina 29938 or by calling the Office of the Secretary at (843) 842-1824. The shareholder proposal will be approved if a majority of the shares of Common Stock entitled to vote on the proposal vote in favor thereof.

                              SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be included in the Proxy Statement for the 2002 Annual Meeting of Shareholders must submit such proposal to the Company on or before November 21, 2001.

Pursuant to the Company's By-Laws, proposals and director nominations which shareholders intend to present at the 2002 Annual Meeting of Shareholders must be received no earlier than October 22, 2001 and no later than November 21, 2001 to be presented at the meeting. This requirement is separate from and in addition to the requirements that a shareholder must meet to have a proposal or nomination included in the Proxy Statement. A copy of the relevant By-Law provisions can be obtained by calling the Company at (843) 812-1824.

                        AVAILABILITY OF FORM 10-K REPORT

THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000. A COPY OF THE FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO EACH SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS DELIVERED UPON THE RECEIPT BY THE COMPANY OF THE WRITTEN REQUEST OF SUCH SHAREHOLDER. THE EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON REQUEST AND PAYMENT OF COPYING CHARGES. REQUESTS FOR THE FORM 10-K SHOULD BE DIRECTED TO THE OFFICE OF THE SECRETARY, SEA PINES ASSOCIATES, INC., POST OFFICE BOX 7000, HILTON HEAD ISLAND, SOUTH CAROLINA 29938.

                              INDEPENDENT AUDITORS

Ernst & Young LLP audited the financial statements of the Company for the fiscal year ended October 31, 2000. The Board of Directors has not yet determined who it will select as auditors for the fiscal year ending October 31, 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT FEES

Ernst & Young LLP billed the Company $136,861 for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTAL FEES

Ernst & Young LLP did not bill the Company any fees for financial information systems design and implementation services rendered for the fiscal year ended October 31, 2000.

ALL OTHER FEES

Ernst & Young LLP billed the Company a total of $122,079 for services other than audit services and financial information systems design and implementation services rendered for the fiscal year ended October 31, 2000.

The Audit Committee has considered whether the other services performed by Ernst & Young LLP is compatible with maintaining its independence.

                                  OTHER MATTERS

Management of the Company knows of no other matters to be brought before the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting for a vote of the shareholders, it is the intention of the persons named on the enclosed proxy ballot to vote the proxy in accordance with their discretion and judgment in such matters.

                                            By Order of the Board of Directors,

                                            /s/ Angus Cotton
                                            ----------------
                                            Angus Cotton
                                            Secretary
Hilton Head Island,
South Carolina
February 19, 2001

                                   APPENDIX A

                           SEA PINES ASSOCIATES, INC.
                             AUDIT COMMITTEE CHARTER



PURPOSE

The audit committee is appointed by the full board of directors to assist the board in monitoring (a) the integrity of the financial statements of the Company, and (b) the independence and performance of the Company's independent auditors.

ORGANIZATION

This charter governs the operations of the audit committee of Sea Pines Associates, Inc. The committee shall review and reassess the adequacy of the charter at least annually and obtain the approval of the board of directors of any necessary revision. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, as defined by the Securities and Exchange Commission, and at least one member shall have accounting or related financial management expertise.

The members of the committee shall be elected by the board of directors annually or until their successors shall be duly elected and qualified. Unless a Chairman of the audit committee is elected by the full board of directors, the members of the audit committee may designate a Chairman by majority vote of the full committee.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, if any, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, personnel of the Company, and to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The audit committee shall hold at least four meetings annually which shall be held shortly before the interim and annual consolidated financial statements are filed with the Securities and Exchange Commission. In addition, the audit committee shall hold such special meeting as may be called by the Chairman of the audit committee or at the request of the Company's independent auditors. A majority of the audit committee constitutes a quorum.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board and receive a letter from the auditors affirming their independence. Annually, the committee shall review and recommend to the board the appointment, retention or discharge of the Company's independent auditors and approve the fees and other compensation to be paid to the auditors.

o The committee shall meet annually with the independent auditors and management to review and approve the overall scope and plans for the audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including its system to monitor and manage business risk, and its legal and ethical compliance programs.

o The committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations to ascertain that no restrictions are being placed by management on the scope of their work, that management is cooperating fully with the independent auditors and whether any disagreements with management might have occurred.

o Review the independent auditor's periodic Peer Review report accompanied by their written response.

o The committee shall review interim financial statements with management and the independent auditors prior to filing of each of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The Chairman of the committee may represent the entire committee for the purposes of both of these reviews.

o Discuss with General Counsel any significant pending or threatened litigation that might in the aggregate have a material effect on the Company together with the probability of an unfavorable outcome.

o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the appropriateness, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

o Report through its Chairman to the full board of directors following each audit committee meeting. Maintain minutes or other records of audit committee meetings and activities, all of which shall be submitted to the corporate secretary to be filed with the meeting minutes of the Company's board of directors.

o As required, prepare a letter for inclusion in the annual proxy statement that describes the committee's composition and responsibilities, and how they were discharged.

                                                                      APPENDIX B

                                [SEA PINES Logo]


Dear Shareholder:

Please note the important information enclosed with this Proxy Ballot regarding the 2001 Annual Meeting of Shareholders of Sea Pines Associates, Inc.

You are strongly encouraged to exercise your right to vote your common stock. The Board of Directors recommends a vote FOR all nominees for Director, FOR ratification of the Sea Pines Associates, Inc. Deferred Issuance Stock Plan and AGAINST the shareholder proposal described in the enclosed Proxy Statement.

Please mark the appropriate boxes on the back of this Proxy Ballot to indicate how your shares will be voted. Then, sign the card, detach it and return it in the enclosed postage paid envelope to First Union National Bank, the Company's transfer agent.

Your vote must be received prior to the Annual Meeting on Monday, March 19, 2001. Thank you for your prompt attention to this important matter.

Sincerely,

Sea Pines Associates, Inc.




                              FOLD AND DETACH HERE




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE SEA PINES ASSOCIATES, INC. DEFERRED ISSUANCE STOCK PLAN, AND AGAINST THE SHAREHOLDER PROPOSAL.


                                    Signed:
                                           -------------------------------------

                                    Signed:
                                           -------------------------------------

                                    Please sign exactly as your name appears hereon. If the holder is a corporation or partnership, please sign its name and add your own name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder must sign.


                                    Dated:
                                          --------------------------------------

                                    [ ]    I plan to attend the March 19, 2001
                                           Annual Meeting in Hilton Head
                                           Island, SC. Please indicate the
                                           number of persons attending in the
                                           space provided. ____________

                                    IMPORTANT: Please mark, sign and date this proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States.

                                                                      APPENDIX B



















                              FOLD AND DETACH HERE


                           SEA PINES ASSOCIATES, INC.

The undersigned hereby appoints ANGUS COTTON and THOMAS C. MORTON, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Common Stock of Sea Pines Associates, Inc. that the undersigned would be entitled to vote at the annual meeting of shareholders to be held on March 19, 2001.

1. Election of Directors (the Board of Directors recommends a vote FOR all nominees).

[ ] FOR the nominees listed below   [ ] FOR the nominees listed below       [ ] WITHHOLD AUTHORITY to vote for all
                                        except as marked to the contrary        nominees listed
                                        below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     James L. Gray, P. R. Easterlin, Jr., John G. McGarty, Marc Puntereri,
                    Kathleen B. Speer, Joseph F. Vercellotti

2. Proposal to ratify the Sea Pines Associates, Inc. Deferred Issuance Stock Plan (the Board of Directors recommends a vote FOR this plan).

                  [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

3. Shareholder proposal as described in the Proxy Statement (the Board of Directors recommends a vote AGAINST this proposal).

                  [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.